U:\13F\Closing Global Tech.doc
                                            LOOMIS SAYLES FUNDS

                                      Supplement dated February 14, 2002 to
                           Loomis Sayles Global Technology Prospectus
                                               Dated February 1, 2002

Effective immediately, the Loomis Sayles Global Technology Fund (the "Fund") will no longer be available for purchase. The Fund currently intends to cease operations on or about April 26, 2002.